Exhibit 99.03

OGE Energy Corp.
Unaudited Pro Forma Condensed Consolidated Financial Statements and Footnotes
For the Three Months Ended March 31, 2013
and the Year Ended December 31, 2012

Introduction

On March 14, 2013, OGE Energy entered into a Master Formation Agreement with Bronco Midstream Holdings, LLC and Bronco Midstream Holdings II, LLC (collectively, the "ArcLight group") and CenterPoint Energy, Inc. ("CenterPoint"), pursuant to which OGE Energy, the ArcLight group and CenterPoint, agreed to form a partnership (the "Midstream Partnership") to own and operate the midstream businesses of OGE Energy and CenterPoint that will initially be structured as a private limited partnership. This transaction closed on May 1, 2013.
Pursuant to the Master Formation Agreement, OGE Energy and the ArcLight group indirectly contributed 100 percent of the equity interests in Enogex LLC to the Midstream Partnership. CenterPoint Energy Field Services, LLC, a Delaware limited liability company and wholly owned subsidiary of CenterPoint Energy Resources Corp. (wholly owned subsidiary of CenterPoint), was converted into a Delaware limited partnership that became the Midstream Partnership. CenterPoint contributed to the Midstream Partnership its equity interests in each of CenterPoint Energy Gas Transmission Company, LLC, a Delaware limited liability company, CenterPoint Energy - Mississippi River Transmission, LLC, a Delaware limited liability company, and certain of its other midstream subsidiaries and caused its subsidiary CenterPoint Energy Southeastern Pipelines Holding, LLC to contribute a 24.95 percent interest in Southeast Supply Header, LLC, a Delaware limited liability company. CenterPoint Energy Field Services, LLC provides natural gas gathering and processing services for certain natural gas fields in the Mid-continent region of the United States that interconnect with CenterPoint Energy Gas Transmission Company, LLC and CenterPoint Energy - Mississippi River Transmission, LLC pipelines, as well as other interstate and intrastate pipelines. CenterPoint indirectly owns a 50 percent interest in Southeast Supply Header, LLC. The general partner of the Midstream Partnership is equally controlled by CenterPoint and OGE Energy, who each have 50 percent of the management rights. Based on the 50/50 management ownership, with neither company having control, effective May 1, 2013, OGE Energy deconsolidated its interest in Enogex LLC and began accounting for its interest in the Midstream Partnership under the equity method of accounting. OGE Energy will recognize the acquisition of its equity interest in the Midstream Partnership at historical cost, using in substance real estate accounting in accordance with ASC 360-20 "Real Estate Sales" on the basis that Enogex's midstream assets are considered in substance real estate, consisting of land, property improvements and integral equipment. OGE Energy will not recognize a gain as a result of the transactions contemplated by the Master Formation Agreement for financial reporting purposes or for purposes of the accompanying pro forma financial statements.

The unaudited pro forma condensed consolidated balance sheet of OGE Energy at March 31, 2013 assumes the formation of the Midstream Partnership occurred on March 31, 2013. The unaudited pro forma condensed consolidated statements of income of OGE Energy for the year ended December 31, 2012 and for the three months ended March 31, 2013 assume the formation of the Midstream Partnership occurred on January 1, 2012.

The unaudited pro forma condensed consolidated financial statements and accompanying notes have been prepared in conformity with U.S. generally accepted accounting principles consistent with those used in, and should be read together with, OGE Energy's historical consolidated financial statements and related notes included in OGE Energy's Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013.

The adjustments reflected in the unaudited pro forma condensed consolidated financial statements are based on currently available information and certain estimates and assumptions; therefore, actual results may differ from the pro forma adjustments. However, management believes that the assumptions used provide a reasonable basis for presenting the significant effects of the formation of the Midstream Partnership and that the pro forma adjustments in the unaudited pro forma condensed consolidated financial statements give appropriate effect to the assumptions and are applied in conformity with U.S. generally accepted accounting principles.

The unaudited pro forma condensed consolidated financial statements do not purport to present OGE Energy's results of operations had the formation of the Midstream Partnership actually been completed at the dates indicated. In addition, the unaudited pro forma condensed consolidated financial statements do not project OGE Energy's results of operations for any future period.

OGE ENERGY CORP.
CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
(UNAUDITED)

	Twelve Months Ended December 31, 2012
		Pro Forma Adjustments
	OGE Energy Corp. Historical	Deconsolidation Adjustment (3)(a)	Other Adjustments (3)(b)	Midstream Partnership Pro Forma Adjustments		OGE Energy Corp. Pro Forma
	(In millions)
OPERATING REVENUES
Electric Utility operating revenues	$2,141.2	$—	$—	$—		$2,141.2
Natural Gas Midstream Operations operating revenues	1,530.0	(1,608.6)	78.6			—
Total operating revenues	3,671.2	(1,608.6)	78.6			2,141.2
COST OF GOODS SOLD (exclusive of depreciation and amortization shown below)
Electric Utility cost of goods sold	819.0		60.1			879.1
Natural Gas Midstream Operations cost of goods sold	1,099.7	(1,120.2)	20.5			—
Total cost of goods sold	1,918.7	(1,120.2)	80.6			879.1
Gross margin on revenues	1,752.5	(488.4)	(2.0)			1,262.1
OPERATING EXPENSES
Other operation and maintenance	601.5	(172.8)				428.7
Depreciation and amortization	371.0	(108.8)				262.2
Impairment of assets	0.4	(0.4)				—
Gain on insurance proceeds	(7.5)	7.5				—
Taxes other than income	110.2	(28.4)				81.8
Total operating expenses	1,075.6	(302.9)				772.7
OPERATING INCOME	676.9	(185.5)	(2.0)			489.4
OTHER INCOME (EXPENSE)
Interest income	0.6		2.3			2.9
Equity in earnings of unconsolidated affiliates	—			197.2	(3)(c)	197.2
Allowance for equity funds used during construction	6.2					6.2
Other income	17.0	(1.0)				16.0
Other expense	(16.5)	4.5				(12.0)
Net other income	7.3	3.5	2.3	197.2		210.3
INTEREST EXPENSE
Interest on long-term debt	158.9	(29.1)				129.8
Allowance for borrowed funds used during construction	(3.5)					(3.5)
Interest on short-term debt and other interest charges	8.7	(3.5)	2.3			7.5
Interest expense	164.1	(32.6)	2.3			133.8
INCOME BEFORE TAXES	520.1	(149.4)	(2.0)	197.2		565.9
INCOME TAX EXPENSE	135.1	(45.7)	(0.6)	75.8	(3)(d)	164.6
NET INCOME	385.0	(103.7)	(1.4)	121.4		401.3
Less: Net income attributable to noncontrolling interests	30.0	(29.6)	(0.4)	—		—
NET INCOME ATTRIBUTABLE TO OGE ENERGY	$355.0	$(74.1)	$(1.0)	$121.4		$401.3
BASIC AVERAGE COMMON SHARES OUTSTANDING	98.6					98.6
DILUTED AVERAGE COMMON SHARES OUTSTANDING	99.1					99.1
BASIC EARNINGS PER AVERAGE COMMON SHARE	$3.60					$4.07
DILUTED EARNINGS PER AVERAGE COMMON SHARE	$3.58					$4.05
The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

OGE ENERGY CORP.
CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended March 31, 2013
		Pro Forma Adjustments
	OGE Energy Corp. Historical	Deconsolidation Adjustment (3)(a)	Other Adjustments (3)(b)	Midstream Partnership Pro Forma Adjustments		OGE Energy Corp. Pro Forma
	(In millions)
OPERATING REVENUES
Electric Utility operating revenues	$455.5	$—	$—	$—		$455.5
Natural Gas Midstream Operations operating revenues	445.9	(464.3)	18.4			—
Total operating revenues	901.4	(464.3)	18.4			455.5
COST OF GOODS SOLD (exclusive of depreciation and amortization shown below)
Electric Utility cost of goods sold	199.4		13.6			213.0
Natural Gas Midstream Operations cost of goods sold	353.6	(359.2)	5.6			—
Total cost of goods sold	553.0	(359.2)	19.2			213.0
Gross margin on revenues	348.4	(105.1)	(0.8)			242.5
OPERATING EXPENSES
Other operation and maintenance	148.0	(45.2)				102.8
Depreciation and amortization	91.9	(27.6)				64.3
Taxes other than income	33.1	(8.0)				25.1
Total operating expenses	273.0	(80.8)				192.2
OPERATING INCOME	75.4	(24.3)	(0.8)			50.3
OTHER INCOME (EXPENSE)
Interest income	0.1		0.7			0.8
Equity in earnings of unconsolidated affiliates	—			36.3	(3)(c)	36.3
Allowance for equity funds used during construction	1.2					1.2
Other income	14.6	(10.1)				4.5
Other expense	(6.5)	1.2				(5.3)
Net other income	9.4	(8.9)	0.7	36.3		37.5
INTEREST EXPENSE
Interest on long-term debt	39.7	(7.2)				32.5
Allowance for borrowed funds used during construction	(0.7)					(0.7)
Interest on short-term debt and other interest charges	2.2	(0.9)	0.7			2.0
Interest expense	41.2	(8.1)	0.7			33.8
INCOME BEFORE TAXES	43.6	(25.1)	(0.8)	36.3		54.0
INCOME TAX EXPENSE	15.6	(7.6)	(0.3)	13.9	(3)(d)	21.6
NET INCOME	28.0	(17.5)	(0.5)	22.4		32.4
Less: Net income attributable to noncontrolling interests	4.9	(5.2)	0.3	—		—
NET INCOME ATTRIBUTABLE TO OGE ENERGY	$23.1	$(12.3)	$(0.8)	$22.4		$32.4
BASIC AVERAGE COMMON SHARES OUTSTANDING	98.9					98.9
DILUTED AVERAGE COMMON SHARES OUTSTANDING	99.4					99.4
BASIC EARNINGS PER AVERAGE COMMON SHARE	$0.23					$0.33
DILUTED EARNINGS PER AVERAGE COMMON SHARE	$0.23					$0.33
The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

OGE ENERGY CORP.
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
(UNAUDITED)

	March 31, 2013
		Pro Forma Adjustments
	OGE Energy Corp. Historical	Deconsolidation Adjustment (3)(a)	Other Adjustments (3)(b)	Midstream Partnership Pro Forma Adjustments		OGE Energy Corp. Pro Forma
	(In millions)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$7.1	$(2.3)	$—	$—		$4.8
Accounts receivable, net	286.9	(140.9)	0.6			146.6
Accounts receivable - unconsolidated affiliates	—	225.9				225.9
Accrued unbilled revenues	49.6					49.6
Income taxes receivable	7.2					7.2
Fuel inventories	99.7	(8.8)				90.9
Materials and supplies, at average cost	82.2	(5.0)				77.2
Price risk management	0.4	(1.7)	1.3			—
Gas imbalances	12.7	(12.1)				0.6
Deferred income taxes	40.6		(0.1)			40.5
Fuel clause under recoveries	0.4					0.4
Other	39.7	(3.2)	3.9			40.4
Total current assets	626.5	51.9	5.7			684.1
OTHER PROPERTY AND INVESTMENTS, at cost
Investment in unconsolidated affiliates	—			1,211.1	(3)(e)	1,211.1
Other	55.9	(1.5)				54.4
Total other property and investments, at cost	55.9	(1.5)		1,211.1		1,265.5
PROPERTY, PLANT AND EQUIPMENT
In service	11,656.8	(2,939.0)				8,717.8
Construction work in progress	543.6	(186.2)				357.4
Total property, plant and equipment	12,200.4	(3,125.2)				9,075.2
Less accumulated depreciation	3,620.0	(763.9)				2,856.1
Net property, plant and equipment	8,580.4	(2,361.3)				6,219.1
DEFERRED CHARGES AND OTHER ASSETS
Regulatory assets	502.6					502.6
Intangible assets, net	126.0	(126.0)				—
Goodwill	39.4	(39.4)				—
Other	51.0	(20.1)	0.2			31.1
Total deferred charges and other assets	719.0	(185.5)	0.2			533.7
TOTAL ASSETS	$9,981.8	$(2,496.4)	$5.9	$1,211.1		$8,702.4

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

OGE ENERGY CORP.
CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEETS
(UNAUDITED)

	March 31, 2013
		Pro Forma Adjustments
	OGE Energy Corp. Historical	Deconsolidation Adjustment (3)(a)	Other Adjustments (3)(b)	Midstream Partnership Pro Forma Adjustments		OGE Energy Corp. Pro Forma
	(In millions)
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Short-term debt	$707.0	—	—	—		$707.0
Accounts payable	409.5	(197.8)	0.6			212.3
Dividends payable	41.4					41.4
Customer deposits	71.3	(1.8)				69.5
Accrued taxes	28.8	(6.4)				22.4
Accrued interest	35.7	(3.8)				31.9
Accrued compensation	37.1					37.1
Price risk management	0.4	(0.4)	1.3			1.3
Gas imbalances	5.7	(5.7)				—
Fuel clause over recoveries	81.6					81.6
Other	63.7	(12.2)	3.9			55.4
Total current liabilities	1,482.2	(228.1)	5.8			1,259.9
LONG-TERM DEBT	2,848.7	(698.5)				2,150.2
DEFERRED CREDITS AND OTHER LIABILITIES
Accrued benefit obligations	399.9					399.9
Deferred income taxes	1,817.7					1,817.7
Deferred investment tax credits	3.4					3.4
Regulatory liabilities	245.5					245.5
Deferred revenues	38.5	(38.5)				—
Other	93.6	(4.3)				89.3
Total deferred credits and other liabilities	2,598.6	(42.8)		—		2,555.8
Total liabilities	6,929.5	(969.4)	5.8	—		5,965.9
STOCKHOLDERS' EQUITY
Common stockholders' equity	1,039.7	(0.2)	0.2			1,039.7
Retained earnings	1,754.1	(1,211.1)	0.7	1,211.1	(3)(e)	1,754.8
Accumulated other comprehensive loss, net of tax	(48.3)	(8.9)	(0.8)			(58.0)
Total OGE Energy stockholders' equity	2,745.5	(1,220.2)	0.1	1,211.1		2,736.5
Noncontrolling interests	306.8	(306.8)				—
Total stockholders' equity	3,052.3	(1,527.0)	0.1	1,211.1		2,736.5
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$9,981.8	$(2,496.4)	$5.9	$1,211.1		$8,702.4
The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

OGE ENERGY CORP.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.     Basis of Presentation

The historical financial information for the year ended December 31, 2012 is derived from and should be read in conjunction with the audited historical consolidated financial statements of OGE Energy contained in OGE Energy's Form 10-K for the year ended December 31, 2012. The historical financial information for the three months ended March 31, 2013 and at March 31, 2013 is derived from and should be read in conjunction with the unaudited historical condensed consolidated financial statements of OGE Energy contained in OGE Energy's Form 10-Q for the quarter ended March 31, 2013. The pro forma adjustments have been prepared as if certain transactions had taken place on March 31, 2013, in the case of the balance sheet, or as of January 1, 2012, in the case of the statements of income for the year ended December 31, 2012 and the three months ended March 31, 2013. These transactions include:

•	presenting OGE Energy's interest in the Midstream Partnership using the equity method of accounting and the related deconsolidation of Enogex Holdings LLC ("Enogex");

•	removal of certain eliminations between OGE Energy's subsidiaries and OGE Energy that were previously eliminated in OGE Energy's historical financial statements;

•	OGE Energy's ownership interest in the Midstream Partnership;

•	OGE Energy's 28.5 percent interest in the earnings of the Midstream Partnership; and

•	the tax effect of the pro forma adjustments on OGE Energy's earnings before income taxes assuming an estimated statutory tax rate of 38.4 percent for all jurisdictions.

2.     Summary of Significant Accounting Policies

The accounting policies followed in preparing the unaudited pro forma condensed consolidated financial statements are those used by OGE Energy as set forth in its historical consolidated financial statements contained in its Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013.

3.     Pro Forma Adjustments and Assumptions

The unaudited pro forma condensed consolidated financial statements give pro forma effect to the following:

(a)
Reflects the deconsolidation of Enogex. These adjustments represent the removal of the revenues, expenses and other income (loss) impacts of the remaining Enogex operations for the year ended December 31, 2012 and the three months ended March 31, 2013 and the removal of the assets, liabilities and business equity related to these operations.

(b)
Reflects the reclassification of sales, purchases and other intercompany transactions between OGE Energy's subsidiaries and OGE Energy that were previously eliminated in OGE Energy's consolidated historical financial statements to third-party transactions that would not have been eliminated in OGE Energy's pro forma financial statements for the year ended December 31, 2012 and the three months ended March 31, 2013.

(c)	Reflects OGE Energy's 28.5 percent interest in the earnings of the Midstream Partnership for the year ended December 31, 2012 and the three months ended March 31, 2013.

(d)
Reflects the tax effect of the pro forma adjustments on OGE Energy's earnings before income taxes assuming an estimated statutory tax rate of 38.4 percent for all jurisdictions that would have applied during this period.

(e)	Reflects OGE Energy's ownership interest in the Midstream Partnership at March 31, 2013.

4.     Commitments and Contingencies

Commitments and contingencies of OGE Energy are set out in the audited historical condensed consolidated financial statements for the year ended December 31, 2012 and the unaudited condensed consolidated financial statements for the three months ended March 31, 2013 contained in OGE Energy's Form 10-K for the year ended December 31, 2012 and Form 10-Q for the quarter ended March 31, 2013, respectively.